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                                                                   EXHIBIT 10.13

                              KOFAX IMAGE PRODUCTS

                  FIRST RESTATED REGISTRATION RIGHTS AGREEMENT

      This First Restated Registration Rights Agreement is entered into as of March 6, 1989, by and among KoFax Image Products, a California corporation (the "Company"), those Purchasers (the "Series A Purchasers") of the Company's Series A Preferred Stock pursuant to that certain Series A Preferred Stock Purchase Agreement dated as of August 19, 1986 (the "Series A Purchase Agreement"), those Purchasers (the "Series B Purchasers") of the Company's Series B Preferred Stock set forth on Exhibit A of that certain Series B Preferred Stock Purchase Agreement dated as of November 10, 1987, (the "Series B Purchase Agreement"), and those Purchasers (the "Series C Purchasers") of the Company's Series C Preferred Stock set forth on Exhibit A of that certain Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Agreement"). Such Purchasers of Series A, Series B and Series C Preferred Stock shall be referred to collectively hereinafter as the "Holders" and each individually as a "Holder".

      WHEREAS, the Series A Purchasers and the Series B Purchasers are parties to that certain Registration Rights Agreement dated as of November 10, 1987 (the "Prior Agreement") pursuant to which the Company granted to the Series A Purchasers and the Series B Purchasers certain registration and information rights and a right of first refusal; and

      WHEREAS, in connection with the Company's issuance of Series C Preferred Stock pursuant to the Series C Agreement, the Series A Purchasers and Series B Purchasers have agreed to terminate the Prior Agreement in exchange for being granted the registration and information rights and the right of first refusal set forth in this Agreement;

      NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions and releases contained herein, the Company and each of the Holders hereby agree as follows:

                                    SECTION 1

                               REGISTRATION RIGHTS

      The Company hereby grants to each of the Holders the registration rights set forth in this Section 1, with respect to the Registrable Securities (as hereinafter defined) owned by such Holders. In consideration for the grant by the company of such registration rights and the information rights and the right of first refusal set forth in this Agreement, each of the Series A Purchasers and the Series B Purchasers hereby (i) agrees that the


                                       1.
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Prior Agreement is terminated in its entirety and (ii) forever releases, waives and disclaims all rights of such Series A Purchaser or Series B Purchaser under the Prior Agreement. The Company and Holders agree that the registration rights provided herein set forth the sole and entire agreement on the subject matter between the Company and the Holders.

            1.1 Definitions. As used in this Section 1:

                (a) The terms "register," "registered," and "registration" refer to a registration effected by filing with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement") in compliance with the Securities Act of 1933, as amended (the "1933 Act") and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

                (b) The term "Registrable Securities" means (i) Common Stock issued or issuable upon conversion of (A) the shares of Series A Preferred Stock held by Holders on the date hereof; (B) the shares of Series B Preferred Stock held by Holders on the date hereof; (C) the shares of Series C Preferred Stock issued to the Series C Purchasers under the Series C Purchase Agreement; and
(ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock. In the event of any recapitalization by the Company, whether by stock split, reverse stock split, stock dividend or the like, the number of shares of Registrable Securities used throughout this Agreement for various purposes shall be proportionately increased or decreased.

                (c) The term "Initiating Holders" means any Holder or Holders of not less than thirty-three percent (33%) of the Registrable Securities then outstanding and not registered at the time of any request for registration pursuant to paragraph 1.2 of this Agreement.

            1.2 Demand Registration.

                (a) Demand for Registration. If the Company shall receive from Initiating Holders a written demand (a "Demand Registration") that the Company effect any registration under the 1933 Act of all or part of the Registrable Securities (other than a registration on Form S-3 or any related form of Registration Statement, such a request being provided for under paragraph 1.9 hereof) the Company will:


                                       2.

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                        (i) promptly (but in any event within 10 days) give
written notice of the proposed registration to all other Holders; and

                        (ii) use its diligent best efforts to effect such registration as soon as practicable as may be so demanded and as will permit or facilitate the sale and distribution of all or such portion of such Initiating Holders' Registrable Securities as are specified in such demand, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such demand as are specified in a written demand received by the Company within 30 days after such written notice is given, provided that the Company shall not be obligated to take any action to effect any such registration, pursuant to this paragraph 1.2:

                              (A) Within 120 days immediately following the
                        effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration relating solely to employee benefit plans);

                              (B) After the Company has effected an aggregate of
                        two such registrations pursuant to this paragraph 1.2 and the sales of the shares of Common Stock under such registrations have closed;

                              (C) If the Company shall furnish to such Holders a
                        certificate signed by the President of the Company, stating that in the good faith judgment of the board of directors of the Company it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed at the date filing would be required, in which case the Company shall have an additional period of not more than 90 days within which to file such Registration Statement; provided, however, that the Company shall not use this right more than once in any twelve month period;

                              (D) If the proposed aggregate offering price to
                        the public of the Registrable Securities to be included in the registration by all Holders is less than (i) $5,000,000 in the case of the Company's initial public offering, or (ii) $2,000,000 in the case of any subsequent registration; or


                                       3.

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                              (E) Prior to August 1, 1990.

                (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this paragraph 1.2; and the Company shall include such information in the written notice referred to in subparagraph 1.2(a)(i). In such event, the right of any Holder to registration pursuant to this paragraph 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.

      The Company shall, together with all Holders proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by a majority in interest of the Initiating Holders and reasonably satisfactory to the Company. Notwithstanding any other provision of this paragraph 1.2, if the underwriter shall advise the Company in writing that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated pro rate among such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

      If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter, and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration.

      If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other shareholders) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.


                                       4.

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            1.3 Company Registration.

                (a) If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of security holders, other than a registration relating solely to employee benefit plans, a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration pursuant to paragraph 1.2 hereof, the Company will:

                        (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                        (ii)include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subparagraph 1.3(b) below.

                (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subparagraph 1.3(a)(i). In such event the right of any Holder to registration pursuant to this paragraph 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this paragraph 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this paragraph. The Company shall so advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated


                                       5.

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in the following manner: shares, other than Registrable Securities, requested to be included in such registration by shareholders shall be excluded, and if a limitation on the number of shares is still required, the number of Registrable Securities that may be included shall be allocated among the Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each such Holder at the time of filing the Registration Statement. For purposes of any underwriter cutback, all Registrable Securities held by any Holder which is a partnership or corporation, shall also include any Registrable Securities held by the partners, retired partners, shareholders or affiliated entities of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and such Holder and other persons shall be deemed to be a single "selling Holder", and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder", as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

            1.4 Expenses of Registration. All expenses incurred in connection with the first two registrations effected pursuant to paragraph 1.2 and all registrations effected pursuant to paragraphs 1.3 and 1.9, including without limitation all registration, filing, and qualification fees (including blue sky fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for the Company and of one special counsel for the participating Holders, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters' discounts, or commissions relating to Registrable Securities. Notwithstanding anything to the contrary above, the Company shall not be required to pay for any expenses of any registration proceeding under paragraph 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to have been registered, unless such Holders agree to forfeit their right to a demand registration pursuant to paragraph 1.2 (in which event such right shall be forfeited by all Holders). In the absence of such an agreement to forfeit, the Holders of Registrable Securities to have been registered shall bear all such expenses pro rata on the basis of the Registrable Securities to have been registered. Notwithstanding the preceding sentence, however, if at the time of the withdrawal, the Holders have learned of a


                                       6.

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material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said expenses and shall retain their rights pursuant to paragraph 1.2.

            1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its diligent best efforts to cause such registration statement to become effective, and keep such registration statement effective for up to ninety (90) days or until the Holder or Holders have completed the distribution relating thereto.

                (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in


                                       7.

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effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

            1.6 Indemnification.

                (a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities, each of such Holder's officers, directors, partners and agents, and each person controlling such Holder, with respect to any registration, qualification, or compliance effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages, and liabilities (or actions in respect thereto) to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act"), or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the company in connection with any such registration, qualification, or compliance, and will reimburse, as incurred, each such Holder, each such underwriter, and each such director, officer, partner, agent and controlling person, for any legal and any other expenses reasonably incurred in


                                       8.

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connection with investigating or defending any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense, arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

                (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in such registration, qualification, or compliance, indemnify the Company, each of its directors, and each officer who signs a Registration Statement in connection therewith, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company's securities covered by such a Registration Statement, and each other Holder, each of such other Holder's officers, partners, directors and agents and each person controlling such other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Company, each such underwriter, each such other Holder, and each such director, officer, partner, and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the liability of each Holder hereunder shall be limited to the proceeds received by such Holder from the sale of securities under such Registration Statement. In no event will any Holder be required to enter into any agreement or undertaking in connection with any registration under this
Section 1 providing for any indemnification or contribution obligations on the part of such Holder greater than such Holder's obligations under this paragraph 1.6.

                (c) Each party entitled to indemnification under this paragraph
1.6 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual


                                       9.

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knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be reasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

            1.7 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Section 1.

            1.8 Transfer of Registration Rights. The rights, contained in paragraphs 1.2, 1.3 and 1.9 hereof, to cause the Company to register the Registrable Securities, may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Section 1, provided that such transferree or assignee, (a) receives such securities as a partner in connection with partnership distributions of a Series A Purchaser, Series B Purchaser or Series C Purchaser or (b) acquires at least 50,000 shares (as presently constituted), or 100% of the Registrable Securities held by the transferring Holder, whichever is less, and, provided further, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

            1.9 Form S-3. If the Company's stock becomes publicly traded, the Company shall use its best efforts to qualify for registration on Form S-3 and to that end the Company shall


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register (whether or not required by law to do so) its Common Stock under the
1934 Act within twelve (12) months following the effective date of the first registration of any securities of the Company on Form S-1. After the Company has qualified for the use of Form S-3, the Holders of Registrable Securities shall have the right to request up to four (4) registrations on Form S-3 under this paragraph 1.9. The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this paragraph 1.9 and shall provide a reasonable opportunity for other Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3, as the case may be, to the extent requested by the Holder or Holders thereof for purposes of disposition; provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000 or (ii) in the event that the conditions set forth in subparagraph 1.2(a)(ii)(C) obtain (but subject to the limitations set forth therein).

            1.10 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

            1.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of more than sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (a) require the Company to effect a registration or (b) include any securities in any registration filed under paragraph 1.2 or
1.3 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable securities which are included in such registration and includes the equivalent of Section 1.13 as a term.

            1.12 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:


                                       11.

                (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the 1933 Act, at all times commencing ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and 1934 Act;

                (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the 1933 Act, and of the 1934 Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

            1.13. "Market Stand-Off" Agreement. Each Holder hereby agrees that during the 90-day period following the effective date of a registration statement of the Company filed under the 1933 Act, it shall not, to the extent requested by the Company and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

      In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                1.14 Amendment of Registration Rights. Any provision of this
  Section 1 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of not less than sixty-six


                                       12.

and two-thirds percent (66-2/3%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder of Registrable Securities, and the Company.

            1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                                    SECTION 2

                             RIGHT OF FIRST REFUSAL

               2.1 Pro Rata Right. The Company hereby grants to each Preferred Investor (as defined in paragraph 2.2(a) below) the right of first refusal to purchase, pro rata, all New Securities (as defined in paragraph 2.2(b) below) which the Company may, from time to time, propose to sell and issue. Each of the Series A Purchasers and the Series B Purchasers hereby waives the right of first refusal set forth in the Prior Agreement to the extent that such Series A Purchaser or Series B Purchaser is not purchasing Series C Preferred Stock pursuant to the Series C Agreement. A Preferred Investor's pro rata share, for purposes of this right of first refusal, is the ratio (A) the numerator of which is the number of shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by such Preferred Investor on the date of the Company's written notice pursuant to paragraph 2.3 below; and (B) the denominator of which is the number of shares of Common Stock outstanding on such date, plus the total aggregate number of shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by all Preferred Investors on such date. This right of first refusal shall be subject to the following additional provisions of this
Section 2.

            2.2 Definitions.

                (a) "Preferred Investor" shall mean each person which purchased
(i) Series A Preferred Stock under the Series A Purchase Agreement, (ii) Series B Preferred Stock under the Series B Purchase Agreement, or (iii) Series C Preferred Stock under the Series C Purchase Agreement; and which holds at least 66,667 shares of the Company's Common Stock (including Common Stock issuable upon conversion of the Series A, Series B and Series C Preferred Stock) on the date of the Company's written notice pursuant to paragraph 2.3 below.


                                       13.

                (b) "New Securities" shall mean any capital stock (including the Common Stock or the Preferred Stock) of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) securities issuable upon conversion of or with respect to Series A, Series B or Series C Preferred Stock; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such corporation; (iii) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features, including warrants, options or other rights to purchase capital stock, and are not convertible into capital stock of the Company; (iv) Common Stock (including options to purchase Common Stock) issued to employees, consultants or directors of the Company pursuant to any stock option plan or stock purchase or stock bonus agreement or arrangement approved by the Board of Directors of the Company; or (v) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock.

            2.3 Required Notices. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Preferred Investor written notice, pursuant to the provisions of Section 4.3 hereof, of its intention, describing the type of New Securities, the price and the general terms upon which the company proposes to issue the same. Each Preferred Investor shall have twenty (20) days from the date of receipt of any such notice to agree to purchase the Preferred Investor's pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

            2.4 Company's Right to Sell. In the event the Preferred Investors fail to exercise the right of first refusal as to all New Securities offered within said twenty (20) day period, the Company shall have one hundred and twenty (120) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred and twenty (120) days from the date of said agreement) to sell all such New Securities respecting which the Preferred Investors' option was not exercised, at a price and upon general terms no more favorable in any material respect to the purchasers thereof than specified in the Company's notice.


                                       14.

In the event the company has not sold within said one hundred and twenty (120) day period or entered into an agreement to sell all such New Securities within said one hundred and twenty (120) day period (or sold and issued all such New Securities in accordance with the foregoing within one hundred and twenty (120) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Preferred Investors in the manner provided above.

            2.5 Expiration of Right. The right of first refusal granted under this Section 2 shall not apply to, and shall expire upon, the first sale of Common Stock of the Company to the public pursuant to a firm underwriting, which sale is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the 'Commission") under the 1933 Act, at a public offering price of at least $7.50 per share, as presently constituted, and with gross proceeds to the Company of not less than $10,000,000.

            2.6 Assignment. The right of first refusal set forth in this section 2 is nonassignable, except that (a) such right is assignable by each Preferred Investor to any wholly-owned subsidiary or parent of, or to any corporation, entity or other person which is, within the meaning of the 1933 Act, controlling, controlled by or under common control with, any such Preferred Investor, (b) such right is assignable between and among any of the Preferred Investors, (c) upon the death of any individual Preferred Investor, such right shall pass to the beneficiaries under the deceased Preferred Investor's last will and testament or to the distributees of the deceased Preferred Investor's estate, provided that such beneficiaries or distributees receive at least the number of shares of the Company's Common Stock (including Common Stock issuable upon conversion of Series A, Series B or Series C Preferred Stock) specified in
Section 2.2(a) hereof, and (d) such right is assignable by a partnership to its partners in connection with distributions to the partners and if so assigned will be treated as one Preferred Investor for purposes of this Section 2.

                                    SECTION 3

                                COMPANY COVENANTS

            The Company hereby covenants and agrees as follows:

            3.1 Basic Financial Information.

                (a) So long as any Holder or any subsidiary, affiliate or partner of such Holder shall own any shares of series A, Series B or Series C Preferred Stock or Registrable Securities, to furnish the following reports:


                                       15.

                        (i) As soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report and opinion thereon by independent public accountants selected by the Company's board of directors and by a copy of such accountants' management letter prepared in connection therewith.

                        (ii) As soon as practicable after the end of each of the first three (3) quarters of the fiscal year, but in any event within forty-five
(45) days after the end of each such quarter, the Company's unaudited consolidated balance sheet as of the end of such quarter, and its unaudited consolidated statements of income and cash flows for such quarter, all in reasonable detail and prepared in accordance with generally accepted accounting principles and certified by the principal financial or accounting officer of the Company.

                (b) So long as any Holder, when considered together with any subsidiary, affiliate or partner of such Holder shall own at least 100,000 shares of Series A, Series B or Series C Preferred Stock or Registrable Securities, (i) to furnish to such Holder as soon as practicable after the end of each month, but in any event within thirty (30) days thereafter, the Company's unaudited consolidated balance sheet as of the end of such month and its unaudited statement of income and cash flows for such month, indicating actual results versus the Company's plan, all in reasonable detail and prepared in accordance with generally accepted accounting principles and certified by the principal financial or accounting officer of the Company; and (ii) to furnish to such Holder no later than thirty (30) days prior to the beginning of each fiscal year a copy of the Company's annual operating plan for the forthcoming fiscal year and, as soon as practicable after the adoption thereof, copies of any revisions to such annual operating plan.

                (c) The rights granted pursuant to this paragraph 3.1 may not be assigned or otherwise conveyed by any Holder or by any subsequent transferee of any such rights without the written consent of the Company, which consent shall not be unreasonably withheld; provided that the Company may refuse such written consent if the proposed transferee is a competitor of the Company; and provided further, that no such written consent shall be required if the transfer is in connection with the transfer of Series A, Series B or Series C Preferred Stock to any partner or



                                       16.

retired partner of any Holder that is a general or limited partnership or to any such partner's estate.

            3.2 Inspection. The Company shall permit each Holder, its attorney, or its other representative to visit and inspect the Company's properties, to examine the Company's books of account and other records, to make copies or extracts therefrom and to discuss the Company's affairs, finances and accounts with its officers, management employees and independent accountants, all at such reasonable times and as often as such Holder may reasonably request; provided, however, that the Company shall not be obligated pursuant to this paragraph 3.2 to provide trade secret or confidential information or to provide information to any person who the Company reasonably believes is a competitor of the Company.

            3.3 Board of Directors. The Company agrees to use its best efforts to have (a) one representative of Sigma Partners elected to the Company's Board of Directors at each election of the Board for so long as Sigma Partners continues to hold at least 150,000 shares of Series B or Series C Preferred Stock; and (b). one representative of 3i Securities corporation elected to the Company's Board of Directors at each election of the Board for so long as 3i Securities corporation continues to hold at least 150,000 shares of Series A, Series B or Series C Preferred Stock. In this regard, each of David S. Silver and Dean A. Hough hereby agrees that for so long as Sigma Partners continues to hold at least 150,000 shares of Series B or Series C Preferred Stock, and so long as 3i Securities Corporation continues to hold at least 150,000 shares of Series A, Series B or Series C Preferred Stock, whenever necessary to ensure the election of a representative of Sigma Partners and 3i Securities Corporation to the Board of Directors, he shall vote the shares of the Company's capital stock held by him so that one representative of Sigma Partners and one representative of 3i Securities Corporation is elected to the Company's Board of Directors. The Company will place appropriate legends on the share certificates of Messrs. Silver and Hough to reflect their agreement to vote in this manner. In the event that its representative is not elected to the Company's Board of Directors, each of Sigma Partners and 3i Securities Corporation shall have the right, at its expense, for so long as it holds at least 150,000 shares of Series A, Series B or Series C Preferred Stock, to attend, through a single representative who shall not be employed by, or be a consultant to, a competitor of the Company, all meetings of the Company's Board of Directors in a nonvoting observer capacity, and in this respect, the Company shall give each of Sigma Partners and 3i Securities Corporation, or their respective representatives, copies of all notices, minutes, consents, and other materials that it provides to its directors, any reports and registration statements filed with the SEC, and any materials forwarded to the holders of the Common Stock as a class; provided, however, that


                                       17.

Sigma Partners, 3i Securities Corporation and their respective representatives shall agree to hold in confidence and trust all such information so provided and all confidential information learned by Sigma Partners, 3i Securities Corporation and their respective representatives at meetings of the Company's Board of Directors (to the extent not known by such person before such disclosure, not learned from a third party entitled to disclose such information, or not generally available to the public other than through disclosure by such person in violation of this paragraph 3.3).

            3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Shares, all shares of Common Stock issuable upon such conversion.

            3.5 Restriction on Issuance of Stock to Employees. The Company shall not issue any Common Stock, options for the purchase of Common Stock, or other equity securities to any person who is then an employee of the Company or in connection with the commencement of any person's employment, except where the shares are issued pursuant to an agreement that contains a vesting schedule approved by the Board of Directors of the Company (or a committee thereof) and a right of first refusal provision in favor of the Company with respect to subsequent transfers of the shares acquired thereunder.

            3.6 Key Man Life Insurance. The Company shall maintain or cause to be maintained, with financially sound and reputable insurers, term life insurance in the amount of $500,000 on the lives of each of David S. Silver and Dean A. Hough. Such policies shall be owned by the Company and all benefits thereunder shall be payable to the Company.

                3.7 Expiration of Covenants. The covenants set forth in this
Section 3 (other than those set forth in Section 3.1(a)) shall expire and be of no further force or effect upon the first sale of Common Stock of the Company to the public pursuant to a firm underwriting, which sale is effected pursuant to a registration statement filed with, and declared effective by, the SEC under the 1933 Act, at a public offering price of at least $7.50 per share, as presently constituted, and with gross proceeds of not less than $10,000,000.

                                    SECTION 4

                                  MISCELLANEOUS

            4.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents made and to be performed entirely with the State of California.


                                       18.

            4.2 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof. Except as otherwise provided in paragraph 1.14 above, this Agreement may be amended, waived, discharged or terminated only by written consent of the Company and the Holders of not less than sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities.

            4.3 Notices. Any notice, request or other communication required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth on Exhibit 1 hereto and shall be deemed to have been received when delivered. Any party hereto may by notice so given change its address for future notices hereunder.

            4.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            4.5 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

            4.6 Captions. The captions and headings to Sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe the meaning or the interpretation of this Agreement.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

KOFAX IMAGE PRODUCTS                       HOLDER:

By:                                        By:
   --------------------------------           ----------------------------------

Title:                                     Title:
      -----------------------------              -------------------------------


-----------------------------------
David S. Silver


-----------------------------------
Dean A. Hough


                                       19.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

KOFAX IMAGE PRODUCTS                      HOLDER: SIGMA PARTNERS, A CALIFORNIA
                                                  LIMITED PARTNERSHIP
                                                  BY ITS GENERAL PARTNER:
                                                  SIGMA MANAGEMENT, A CALIFORNIA
                                                  LIMITED PARTNERSHIP

By:     [SIG]                             By: CLIFFORD L. HAAS
   --------------------------------          ----------------------------------
Title: President                             Clifford L. Haas
       ----------------------------       Title: General Partner
                                                -------------------------------
DAVID S. SILVER
-----------------------------------
David S. Silver

DEAN A. HOUGH
-----------------------------------
Dean A. Hough


                                      20.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

KOFAX IMAGE PRODUCTS                      HOLDER: SIGMA ASSOCIATES, A CALIFORNIA
                                                  LIMITED PARTNERSHIP



By:     [SIG]                             By:    CLIFFORD L. HAAS
   --------------------------------           ----------------------------------
                                                 Clifford L. Haas

Title:    PRESIDENT                       Title:  General Partner
      -----------------------------             -------------------------------

DAVID S. SILVER
-----------------------------------
David S. Silver

DEAN A. HOUGH
-----------------------------------
Dean A. Hough


                                      20.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

KOFAX IMAGE PRODUCTS                       HOLDER:



By:     [SIG]                              By:        [SIG]
   --------------------------------           ----------------------------------

Title:    President                        Title:  Vice President
      -----------------------------              -------------------------------
                                                  3 Securities Corp.
DAVID S. SILVER
-----------------------------------
David S. Silver

DEAN A. HOUGH
-----------------------------------
Dean A. Hough


                                      20.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

KOFAX IMAGE PRODUCTS                       HOLDER:

                                             SOUTHERN CALIFORNIA VENTURES


By:     [SIG]                              By:    [SIG]
   --------------------------------           ----------------------------------

Title:    PRESIDENT                        Title:  General Partner
      -----------------------------              -------------------------------

DAVID S. SILVER
-----------------------------------
David S. Silver

DEAN A. HOUGH
-----------------------------------
Dean A. Hough


                                       20.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

KOFAX IMAGE PRODUCTS                       HOLDER:

                                                  [SIG]
                                             -----------------------------------

By:     [SIG]                              By:    [SIG]
   --------------------------------           ----------------------------------

Title:    PRESIDENT                        Title:  TTEES
      -----------------------------              -------------------------------

DAVID S. SILVER
-----------------------------------
David S. Silver

DEAN A. HOUGH
-----------------------------------
Dean A. Hough


                                       20.

                                    EXHIBIT 1

I.    SERIES A PURCHASERS

                                                                        Number
         Name/Address                                                 of Shares
         ------------                                                 ---------

Southern California Ventures                                            315,225
9920 La Cienega Boulevard, Suite 510
Inglewood, CA 90301

3i Securities Corporation                                               315,225
450 Newport Center Dr., Suite 250
Newport Beach, CA 92660

Herbert A. Axenroth                                                       3,750
1555 Mesa Verde Drive East, Apt. 51F
Costa Mesa, CA 92626

Donald E. Calkins                                                         3,750
c/o Petroware, Inc.
Two Energy Square
4849 Greenville Avenue, Suite 220
Dallas, Texas 75206

Michael A. Chernoy                                                        7,500
c/o Radionics
1800 Abbott Street
Salinas, CA 93901

George R. Halpin and Shirley A. Halpin                                    7,500
1644 Mountain View
Fullerton, CA 92631

Michael J. Halpin                                                         9,000
1644 Mountain View
Fullerton, CA 92631

Robert K. Lowry                                                           75,000
2102 Heliotrope Drive
Santa Ana, CA 92706

Joseph Marinello                                                           7,500
40 W. 775 Elodie Drive
Elburn, IL 60119

Thomas L. Sherman                                                          1,800
c/o Zycad
3500 Zycad Drive
St. Paul, MN 55109

Julian Vazquez, III                                                        3,750
244 Paradise Road
Anaheim, CA 92806


                                       1.

II.     SERIES B PURCHASERS

                                                                          Number
               Name/address                                            of Shares
               --------------                                         ---------

Sigma Partners, A California                                            465,200
   Limited Partnership
2099 Gateway Place, Suite 310
San Jose, CA 95110

Sigma Associates, A California                                           34,800
   Limited Partnership
2099 Gateway Place, Suite 310
San Jose, CA 95110

3i Securities Corporation                                               345,834
450 Newport Center Drive, Suite 250
Newport Beach, CA 92660

Southern California Ventures                                            179,167
9920 La Cienega Boulevard, Suite 510
Inglewood, CA 90301

William E. Drobish                                                       66,667
and Susan K. Drobish, Trustees,
Drobish Family Trust Dated 11/12/80
18192 Pamela Place
Villa Park, CA 92667

Michael J. Halpin                                                         3,667
1644 Mountain View
Fullerton, CA 92631

Robert K. Lowry                                                          15,000
2102 Heliotrope Drive
Santa Ana, CA 92706

K.C. Schaaf
c/o Stradling, Yocca, Carlson & Rauth                                     6,667
660 Newport Center Deive
Suite 1600
Newport Beach, CA 92660


                                       2.

III.     SERIES C PURCHASERS

                                                                        Number
              Name/Address                                            of Shares
              ------------                                            ---------

Sigma Partners, A California                                            184,000
  Limited Partnership
2099 Gateway Place, Suite 310
San Jose, CA 95110

Sigma Associates, A California                                           16,000
  Limited Partnership
2099 Gateway Place, Suite 310
San Jose, CA 95110

3i Securities Corporation                                               400,000
450 Newport Center Drive, Suite 250
Newport Beach, CA 92660

Southern California Ventures                                            120,000
9920 La Cienega Boulevard, Suite 510
Inglewood, CA 90301

William E. Drobish and                                                   80,000
Susan K. Drobish, Trustees,
Drobish Family Trust Dated 11/12/80
18192 Pamela Place
Villa Park, CA 92667


                                       3.